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[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) MID CAP
                     VALUE FUND

                     SEMIANNUAL REPORT o MARCH 31, 2002

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 33 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 27
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
   MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The markets this year have presented a mixed picture for investors, with bond markets showing modest advances and many equity indices giving up most of their gains since last September and October. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

    o Is the recession genuinely over?

    o If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. A recent statement by IBM's chief financial officer, explaining why first-quarter earnings would miss analysts' expectations, summarized the wait-and-see attitude we are seeing in much of corporate America: "Many of our customers chose to reduce or defer capital spending decisions until they see a sustained improvement in their business."(1)

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. On the other hand, a look at long-term history might have prepared an investor for realistic returns. For example, as of March 31, 2002, the 3-, 5-, 10-, and 20-year average annual returns for the Standard & Poor's 500 Stock Index, a commonly used measure of the broad stock market, were -2.54%, 10.17%, 13.25%, and 15.69%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

April 15, 2002

(1)Source: The Wall Street Journal Online, April 8, 2002.

(2)Source: Lipper Inc.

(3)For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

   The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.
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MANAGEMENT REVIEW AND OUTLOOK

[Photo of Constantinos G. Mokas]
     Constantinos G. Mokas

For the six months ended March 31, 2002, Class A shares of the fund provided a total return of 28.07%, Class B shares 27.94%, Class C shares 27.94%, and Class I shares 28.32%. This return assumes the reinvestment of any dividends and capital gains distributions but excludes the effects of any sales charges and compares to a 20.88% return over the same period for the fund's benchmark, the Russell Midcap Value Index (the Russell Index). The Russell Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. During the same period, the average mid-cap value fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 23.02%.

Q. WHAT FACTORS HELPED THE FUND POST SUCH STRONG RESULTS DURING THE PERIOD?

A. The steep September decline ended abruptly in October, and the market came roaring back in the fourth quarter of 2001. Fueling the market's advance were interest rate cuts by the Federal Reserve Board coupled with optimism for an economic recovery in 2002. As a result, most of the major U.S. equity indices enjoyed double-digit gains in the fourth quarter. Leading the way were technology companies, which investors had shunned since the Internet bubble burst in March of 2000. As investor sentiment turned positive toward the technology sector in the fourth quarter of 2001, the biggest contributor to relative results was our significant exposure to these stocks and favorable security selection within the group. Other positive contributors included strong stock selection among financial services companies, media and broadcasting stocks, and energy companies, and an underweighting in the poor-performing utilities and communications sector relative to the Russell Index.

Q. DESPITE THE STRONG REBOUND, THE PERIOD REMAINED VOLATILE FOR STOCKS. DO YOU SEE THIS TREND CONTINUING?

A. While the economy appeared to be getting healthier, which could point to better news on the earnings front in the second half of the year, near-term earnings results for many companies could continue to fall short of expectations. Mix in concerns about corporate accounting issues and high debt levels, and we could continue to see volatility in U.S. stocks.

Q. MID-CAP STOCKS OUTPERFORMED LARGE-CAP STOCKS BY SUCH A WIDE MARGIN DURING THE PERIOD. DO YOU THINK THEY CAN CONTINUE THEIR WINNING STREAK?

A. This trend is typical of economic slowdowns and recoveries. In our view, however, mid caps have a chance of continuing their winning streak relative to large-cap stocks whether the economic environment remains uncertain or we continue to see signs of a recovery. While larger companies often have the resources needed to weather a difficult economic environment, historical data suggests that mid caps typically outperform in weak economic environments because smaller companies are less affected by the overall business cycle. In other words, since some smaller companies are more reliant on a specific niche of the market, then this type of company can continue to produce strong results in a weak economic environment. Of course, this scenario is contingent upon a company's core business experiencing strong growth and its business fundamentals remaining healthy. With our depth of resources and focus on Original Research(SM), we believe we can uncover opportunities in the mid-cap area.

Q. THE FUND'S SECTOR ALLOCATIONS REMAINED SIMILAR TO WHAT THEY WERE SIX MONTHS AGO. HOWEVER, YOU'VE MADE SOME CHANGES TO THE FUND'S TOP HOLDINGS. WHERE WERE YOU FINDING OPPORTUNITIES?

A. We were finding opportunities across a broad range of industries. At the end of the period, the fund was overweighted in technology, leisure, health care, and energy stocks. While we were relatively underweighted in sectors such as financial services, utilities & communications, and basic materials, we were finding opportunities in selected companies and industries within these sectors also. In the technology sector, we added Tektronix, a manufacturer of test equipment for the telecommunications and semiconductor industries, and semiconductor manufacturers such as Fairchild Semiconductor and Novellus Systems. In anticipation of an eventual economic recovery we also increased the portfolio's exposure to companies that we think are well positioned to benefit from a continuation of strong consumer spending and an increase in corporate expenditures in areas such as advertising. As a result, we increased positions in restaurant operators such as Outback Steakhouse, entertainment media companies such as USA Networks, and satellite television companies such as EchoStar Communications.

   In the health care sector, we favored providers of outpatient health care services such as HealthSouth and hospital operators such as Lifepoint Hospitals. Other areas of focus included Lincare Holdings Inc., which provides respiratory therapy services, and Pall Corp., which is a specialty materials and engineering company that supplies filters for the removal of contaminants from liquids and gases in the health care and industrial industries. In each of these cases, we felt valuations were attractive and growth outlooks were improving.

Q. WHICH INDUSTRIES WITHIN FINANCIAL SERVICES, UTILITIES & COMMUNICATIONS, AND BASIC MATERIALS LOOKED ATTRACTIVE?

A. In the financial services sector, we continued to maintain our significant overweighting in the insurance sector; among utilities we favored natural gas stocks; and in the basic materials sector we held a broad range of specialty gas and chemical companies, packaging product manufacturers, and paper companies.

Q. WHICH STOCKS CONTRIBUTED MOST TO PERFORMANCE DURING THE PERIOD?

A. Cyclical stocks such as containerboard manufacturer Jefferson Smurfit and leisure-related companies such as USA Networks and Outback Steakhouse produced strong gains during the period. Other contributors included technology companies such as Fairchild Semiconductor, which rallied significantly during the fourth quarter of 2001 as investors anticipated an improving economic environment.

Q. WHICH HOLDINGS TURNED OUT TO BE DISAPPOINTMENTS?

A. Wireless services stocks fell during the period, in large part due to flat demand and heavy competition within the industry. Although the Federal Communications Commission announced that limitations on spectrum (i.e., wireless airwaves) ownership would be raised and eventually eliminated, the potential consolidation opportunities within the industry did little to prop up stocks during the quarter. Amid this difficult environment, key detractors included Western Wireless Corp. and American Tower Systems.

Q. WHAT'S YOUR OUTLOOK?

A. We think the economy will continue to slowly recover, which could continue to benefit cyclical industries such as media, retailing, and basic materials. In spite of the rebound we experienced in these areas during the period, we were still finding a wide range of attractively valued companies with encouraging growth outlooks. On the other hand, there is a key issue that concerns us in the near term -- earnings. We believe corporate earnings could remain choppy over the next few months as many companies remain burdened with heavy debt levels and lackluster sales growth. If this is true, the overall market could continue to tread water in the near term.

/s/ Constantinos G. Mokas

    Constantinos G. Mokas
    Portfolio Manager

Note to Shareholders: Prior to November 1, 2001, MFS(R) Mid Cap Value Fund was available only to MFS employees and had limited assets.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGER'S PROFILE
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CONSTANTINOS "DENO" MOKAS IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE TOTAL RETURN, OR BALANCED, PORTFOLIOS OF OUR MUTUAL FUND AND VARIABLE ANNUITIES AND THE MID-CAP VALUE PORTFOLIOS OF OUR MUTUAL FUNDS.

HE JOINED MFS IN 1990 AS A RESEARCH ANALYST COVERING THE MONEY CENTER AND REGIONAL BANK, REAL ESTATE INVESTMENT TRUST, AND METALS INDUSTRIES. HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1994, VICE PRESIDENT IN 1996, PORTFOLIO MANAGER IN 1998, AND SENIOR VICE PRESIDENT IN 2001.

DENO IS A GRADUATE OF DARTMOUTH COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:                 SEEKS CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:     AUGUST 31, 2001

CLASS INCEPTION:           CLASS A  AUGUST 31, 2001
                           CLASS B  NOVEMBER 1, 2001
                           CLASS C  NOVEMBER 1, 2001
                           CLASS I   NOVEMBER 1, 2001

SIZE:                      $34.7 MILLION NET ASSETS AS OF MARCH 31, 2002
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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH MARCH 31, 2002

CLASS A
                                                       6 Months          Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +28.07%        +11.94%
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Average Annual Total Return Excluding Sales Charge         --          +11.94%
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Average Annual Total Return Including Sales Charge         --          + 5.50%
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CLASS B
                                                       6 Months          Life*
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Cumulative Total Return Excluding Sales Charge          +27.94%        +11.82%
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Average Annual Total Return Excluding Sales Charge         --          +11.82%
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Average Annual Total Return Including Sales Charge         --          + 7.82%
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CLASS C
                                                       6 Months          Life*
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Cumulative Total Return Excluding Sales Charge          +27.94%        +11.82%
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Average Annual Total Return Excluding Sales Charge         --          +11.82%
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Average Annual Total Return Including Sales Charge         --          +10.82%
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CLASS I
                                                       6 Months          Life*
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Cumulative Total Return (No Sales Charge)               +28.32%        +12.15%
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Average Annual Total Return (No Sales Charge)              --          +12.15%
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*For the period from the commencement of the fund's investment operations,
 August 31, 2001, through March 31, 2002.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class B, C, and I share performance includes the performance of the fund's original share class (Class A). Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B and C than those of A, performance shown is higher for B and C than it would have been had these share classes been offered for the entire period. Conversely, because these expenses are lower for I than those of A, performance shown is lower for I than it would have been had share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

Investing in mid-sized companies is riskier than investing in more-established companies.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MARCH 31, 2002

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                           19.8%
TECHNOLOGY                                   11.4%
LEISURE                                      10.5%
HEALTH CARE                                  10.0%
UTILITIES & COMMUNICATIONS                    9.7%

TOP 10 STOCK HOLDINGS

HEALTHSOUTH CORP.  1.7%                  FAIRCHILD SEMICONDUCTOR CO.  1.3%
Health care service company              Semiconductor manufacturer

BOWATER, INC.  1.5%                      GREENPOINT FINANCIAL CORP.  1.2%
Pulp and paper manufacturer              Bank holding company specializing
                                         in housing finance
XL CAPITAL LTD.  1.5%
Insurance and reinsurance company        COMERICA, INC.  1.2%
                                         Diversified bank and financial
CHUBB CORP.  1.4%                        services company
Property & casualty insurance company
                                         AMDOCS LTD.  1.2%
TALISMAN ENERGY, INC.  1.3%              Software company
Oil and gas producer
                                         ST. PAUL COS., INC.  1.1%
                                         Commercial property-liability
                                         insurance company


The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- March 31, 2002

Stocks - 88.8%
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ISSUER                                               SHARES             VALUE
-----------------------------------------------------------------------------
U.S. Stocks - 80.9%
  Advertising & Broadcasting - 0.6%
    Lamar Advertising Co., "A"*                       5,000       $   203,100
-----------------------------------------------------------------------------
  Aerospace & Defense - 1.4%
    Northrop Grumman Corp.                            1,500       $   169,575
    United Defense Industries, Inc.*                 12,000           321,600
                                                                  -----------
                                                                  $   491,175
-----------------------------------------------------------------------------
  Apparel & Textiles - 0.5%
    Nike, Inc., "B"                                   3,000       $   180,030
-----------------------------------------------------------------------------
  Automotive - 1.9%
    American Axle & Manufacturing Holdings, Inc.*     5,400       $   156,600
    Delphi Automotive Systems Corp.                  11,000           175,890
    Lear Corp.*                                       3,000           142,800
    Visteon Corp.                                    10,000           165,500
                                                                  -----------
                                                                  $   640,790
-----------------------------------------------------------------------------
  Banks & Credit Cos. - 7.2%
    Comerica, Inc.                                    6,000       $   375,420
    Compass Bancshares, Inc.                          7,000           216,090
    First Tennessee National Corp.                   10,000           350,500
    GreenPoint Financial Corp.                        9,000           393,300
    Huntington Bancshares, Inc.                      11,000           216,700
    National Commerce Financial Corp.                 8,000           222,400
    Regions Financial Corp.                           5,000           171,750
    Roslyn Bancorp, Inc.                             10,000           207,000
    SouthTrust Corp.                                 10,000           264,000
    Washington Federal, Inc.                          3,296            78,906
                                                                  -----------
                                                                  $ 2,496,066
-----------------------------------------------------------------------------
  Building - 1.7%
    American Standard Cos., Inc.*                     5,000       $   353,750
    Lennar Corp.                                      4,500           237,420
                                                                  -----------
                                                                  $   591,170
-----------------------------------------------------------------------------
  Business Services - 4.0%
    ARAMARK Corp.*                                    8,000       $   211,200
    BISYS Group, Inc.*                                5,500           193,875
    Ceridian Corp.*                                   6,200           136,710
    Deluxe Corp.                                      2,500           115,650
    DST Systems, Inc.*                                6,000           298,800
    Lexmark International, Inc.*                      5,000           285,900
    Manpower, Inc.                                    4,000           155,520
                                                                  -----------
                                                                  $ 1,397,655
-----------------------------------------------------------------------------
  Cellular Phones - 0.1%
    Western Wireless Corp.*                           4,000       $    34,960
-----------------------------------------------------------------------------
  Chemicals - 1.7%
    Air Products & Chemicals, Inc.                    4,000       $   206,600
    Georgia Gulf Corp.                                5,000           134,250
    Praxair, Inc.                                     4,000           239,200
                                                                  -----------
                                                                  $   580,050
-----------------------------------------------------------------------------
  Computer Software - Services - 0.7%
    Intuit, Inc.*                                     6,500       $   249,340
-----------------------------------------------------------------------------
  Computer Software - Systems - 2.4%
    BMC Software, Inc.*                              13,000       $   252,850
    Jack Henry & Associates, Inc.                    12,000           266,160
    Network Associates, Inc.*                        13,000           314,600
                                                                  -----------
                                                                  $   833,610
-----------------------------------------------------------------------------
  Consumer Goods & Services - 0.6%
    Fortune Brands, Inc.                              4,500       $   222,165
-----------------------------------------------------------------------------
  Electronics - 5.8%
    Atmel Corp.*                                     22,000       $   223,080
    Cypress Semiconductor Corp.*                      5,000           115,000
    ESS Technology, Inc.*                            12,000           248,880
    Fairchild Semiconductor Co.*                     14,000           400,400
    General Motors Corp., "H"*                        5,406            88,929
    Linear Technology Corp.                           3,000           132,660
    Novellus Systems, Inc.*                           5,000           270,650
    Rockwell International Corp.                     11,000           220,660
    Tektronix, Inc.*                                 13,000           307,580
                                                                  -----------
                                                                  $ 2,007,839
-----------------------------------------------------------------------------
  Entertainment - 0.4%
    Metro Goldwyn Mayer, Inc.*                        8,100       $   134,622
-----------------------------------------------------------------------------
  Financial Institutions - 2.2%
    AmSouth Bancorp.                                 10,000       $   219,800
    Charter One Financial, Inc.                       5,000           156,100
    KeyCorp                                           8,000           213,200
    MGIC Investment Corp.                             2,000           136,860
    TCF Financial Corp.                                 886            46,612
                                                                  -----------
                                                                  $   772,572
-----------------------------------------------------------------------------
  Food & Beverage Products - 1.4%
    Archer-Daniels-Midland Co.                       12,000       $   167,160
    ConAgra Foods, Inc.                               4,526           109,756
    McCormick & Co., Inc.                             4,000           204,520
                                                                  -----------
                                                                  $   481,436
-----------------------------------------------------------------------------
  Forest & Paper Products - 1.4%
    Bowater, Inc.                                     9,500       $   473,100
-----------------------------------------------------------------------------
  Insurance - 6.2%
    AFLAC, Inc.                                       6,000       $   177,000
    Arthur J. Gallagher & Co.                         8,100           265,437
    Brown & Brown, Inc.                               5,000           157,000
    Chubb Corp.                                       6,000           438,600
    Hartford Financial Services Group, Inc.           1,829           124,591
    SAFECO Corp.                                      5,000           160,200
    St. Paul Cos., Inc.                               8,000           366,800
    UnumProvident Corp.                               8,000           223,440
    Willis Group Holdings Ltd.*                      10,000           247,000
                                                                  -----------
                                                                  $ 2,160,068
-----------------------------------------------------------------------------
  Machinery - 0.4%
    Deere & Co.                                       3,000       $   136,650
-----------------------------------------------------------------------------
  Manufacturing - 0.5%
    Armor Holdings, Inc.*                             7,000       $   189,700
-----------------------------------------------------------------------------
  Media - 1.0%
    E.W. Scripps Co.                                  2,000       $   164,240
    Meredith Corp.                                    4,000           170,040
                                                                  -----------
                                                                  $   334,280
-----------------------------------------------------------------------------
  Media - Cable - 0.6%
    USA Networks, Inc.*                               7,000       $   222,390
-----------------------------------------------------------------------------
  Medical & Health Products - 1.1%
    IVAX Corp.*                                      15,000       $   240,750
    Mylan Laboratories, Inc.                          5,000           147,300
                                                                  -----------
                                                                  $   388,050
-----------------------------------------------------------------------------
  Medical & Health Technology Services - 7.4%
    Covance, Inc.*                                    9,000       $   182,520
    First Health Group Corp.*                         8,000           193,040
    Health Management Associates, Inc., "A"*          7,000           145,110
    HealthSouth Corp.*                               38,700           555,345
    IMPATH, Inc.*                                     3,000           123,120
    IMS Health, Inc.                                  5,000           112,250
    LifePoint Hospitals, Inc.*                        8,000           295,680
    Lincare Holdings, Inc.*                          12,000           325,440
    Province Healthcare Co.*                          5,000           158,850
    Universal Health Services, Inc.*                  5,000           206,250
    WellPoint Health Networks, Inc.*                  4,000           254,680
                                                                  -----------
                                                                  $ 2,552,285
-----------------------------------------------------------------------------
  Natural Gas - Pipeline - 2.1%
    Dynegy, Inc.                                     10,000       $   290,000
    Equitable Resources, Inc.                         5,000           174,050
    Kinder Morgan, Inc.                               3,000           145,290
    Williams Cos., Inc.                               4,290           101,072
                                                                  -----------
                                                                  $   710,412
-----------------------------------------------------------------------------
  Oil Services - 2.6%
    Anadarko Petroleum Corp.                          4,000       $   225,760
    Cooper Cameron Corp.*                             3,000           153,330
    Noble Drilling Corp.*                             4,500           186,255
    Transocean Sedco Forex, Inc.                     10,000           332,300
                                                                  -----------
                                                                  $   897,645
-----------------------------------------------------------------------------
  Oils - 2.8%
    Apache Corp.                                      5,000       $   284,400
    Devon Energy Corp.                                5,000           241,350
    Newfield Exploration Co.*                         5,000           184,950
    Occidental Petroleum Corp.                        9,000           262,350
                                                                  -----------
                                                                  $   973,050
-----------------------------------------------------------------------------
  Printing & Publishing - 2.2%
    Dow Jones & Co., Inc.                             2,500       $   145,550
    New York Times Co.                                3,500           167,510
    Playboy Enterprises, Inc., "B"*                  16,000           273,280
    Tribune Co.                                       4,000           181,840
                                                                  -----------
                                                                  $   768,180
-----------------------------------------------------------------------------
  Railroad - 1.0%
    Genesee & Wyoming, Inc.*                          6,000       $   142,020
    Kansas City Southern Industries, Inc.*           12,000           191,280
                                                                  -----------
                                                                  $   333,300
-----------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.7%
    Duke Realty Investments, Inc.                     3,000       $    78,000
    iStar Financial, Inc.                             3,000            86,700
    Starwood Hotels & Resorts Co.                     2,460            92,521
                                                                  -----------
                                                                  $   257,221
-----------------------------------------------------------------------------
  Restaurants & Lodging - 2.1%
    Jack in the Box, Inc.*                           11,000       $   326,150
    MGM Mirage, Inc.*                                 3,245           117,566
    Outback Steakhouse, Inc.*                         8,000           286,160
                                                                  -----------
                                                                  $   729,876
-----------------------------------------------------------------------------
  Retail - 4.5%
    BJ's Wholesale Club, Inc.*                        4,700       $   210,090
    Circuit City Stores, Inc.                         6,000           108,240
    Cost Plus, Inc.*                                  5,000           136,812
    Dollar Tree Stores, Inc.*                         4,000           131,240
    Family Dollar Stores, Inc.                        5,000           167,550
    Federated Department Stores, Inc.*                6,000           245,100
    Guitar Center, Inc.*                             10,000           175,200
    Loews Corp.*                                      5,000           149,950
    Target Corp.                                      3,500           150,920
    Zale Corp.*                                       2,000            81,200
                                                                  -----------
                                                                  $ 1,556,302
-----------------------------------------------------------------------------
  Special Products & Services - 2.6%
    Johnson Controls, Inc.                            1,500       $   132,465
    Pall Corp.                                       13,000           266,370
    SPX Corp.*                                        2,000           283,160
    Stanley Works                                     5,000           231,250
                                                                  -----------
                                                                  $   913,245
-----------------------------------------------------------------------------
  Telecommunications - Wireless - 1.2%
    American Tower Corp., "A"*                        7,780       $    42,090
    AT&T Wireless Services, Inc.*                    17,000           152,150
    Crown Castle International Corp.*                31,300           206,893
                                                                  -----------
                                                                  $   401,133
-----------------------------------------------------------------------------
  Telecommunications - Wireline - 2.8%
    Advanced Fibre Communications, Inc.*             11,490       $   220,493
    Charter Communications, Inc.*                    17,500           197,575
    EchoStar Communications Corp.*                   10,240           289,997
    ONI Systems Corp.*                                6,400            39,488
    Telephone & Data Systems, Inc.                    2,500           220,625
                                                                  -----------
                                                                  $   968,178
-----------------------------------------------------------------------------
  Transportation - Services - 0.9%
    Heartland Express, Inc.                           8,000       $   159,680
    P.A.M Transportation Services, Inc.*              5,300           134,090
                                                                  -----------
                                                                  $   293,770
-----------------------------------------------------------------------------
  Utilities - Electric - 3.6%
    Allegheny Energy, Inc.                            2,159       $    89,275
    Calpine Corp.*                                   11,000           139,700
    Entergy Corp.                                     4,000           173,640
    FirstEnergy Corp.                                 4,500           155,610
    Mirant Corp.*                                    15,000           216,750
    NiSource, Inc.                                    4,000            91,800
    NSTAR Co.                                         2,500           113,350
    PPL Corp.                                         3,500           138,635
    Public Service Enterprise Group                   3,000           137,400
                                                                  -----------
                                                                  $ 1,256,160
-----------------------------------------------------------------------------
  Utilities - Gas - 0.6%
    KeySpan Corp.                                     6,000       $   218,340
-----------------------------------------------------------------------------
Total U.S. Stocks                                                 $28,049,915
-----------------------------------------------------------------------------
Foreign Stocks - 7.9%
  Bermuda - 2.2%
    ACE Ltd. (Insurance)                              7,000       $   291,900
    XL Capital Ltd. (Insurance)                       5,000           466,750
                                                                  -----------
                                                                  $   758,650
-----------------------------------------------------------------------------
  Canada - 3.6%
    Abitibi-Consolidated, Inc. (Forest and Paper
      Products)                                      22,000       $   195,800
    Alcan, Inc. (Metals and Minerals)                 4,000           158,520
    Pancanadian Energy Corp. (Oil Services)           3,000            89,352
    Quebecor World, Inc. (Printing and Publishing)    7,000           183,330
    Talisman Energy, Inc. (Oils)                     10,000           417,400
    Zarlink Semiconductor, Inc. (Electronics)*       23,000           221,950
                                                                  -----------
                                                                  $ 1,266,352
-----------------------------------------------------------------------------
  Guernsey - 1.1%
    Amdocs Ltd. (Telecommunications - Wireline)*     14,000       $   373,100
-----------------------------------------------------------------------------
  Ireland - 1.0%
    Irish Life & Permanent PLC (Financial Services)     300       $     3,773
    Jefferson Smurfit Group PLC, ADR (Containers)    14,000           335,300
                                                                  -----------
                                                                  $   339,073
-----------------------------------------------------------------------------
Total Foreign Stocks                                              $ 2,737,175
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $28,995,398)                       $30,787,090
-----------------------------------------------------------------------------
Convertible Preferred Stock - 1.6%
-----------------------------------------------------------------------------
    Dominion Resources, Inc. 8.75%
      (Utilities - Electric)*                         5,000       $   265,800
    Equity Security Trust II 6.25%
      (Corporate Asset- Backed)                       3,000            72,600
    General Motors Corp. 5.25% (Automotive)*          4,300           117,519
    Northrop Grumman Corp. 7.25% (Aerospace
      and Defense)                                      240            29,314
    Travelers Property Casualty Corp. 4.50%
      (Insurance)*                                    2,250            59,625
-----------------------------------------------------------------------------
Total Convertible Preferred Stock
     (Identified Cost, $507,781)                                  $   544,858
-----------------------------------------------------------------------------

Convertible Bond - 3.6%
-----------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
ISSUER                                        (000 OMITTED)             VALUE
-----------------------------------------------------------------------------
    CBRL Group, Inc. (Retail), 0s, 2032##            $1,220       $   499,346
    EDO Corp. (Electronics), 5.25s, 2007##              400           442,692
    Navistar Financial Corp. (Financial
      Institutions), 4.75s, 2009##                      200           207,750
    WebMD Corp. (Medical & Health Technology
      Services), 3.25s, 2007##                          100            99,000
-----------------------------------------------------------------------------
Total Convertible Bond (Identified Cost, $1,196,346)              $ 1,248,788
-----------------------------------------------------------------------------
Short-Term Obligations - 6.0%
-----------------------------------------------------------------------------
    Edison Asset Securitization LLC, due 4/01/02    $   761       $   761,000
    New Center Asset Trust, due 4/01/02               1,328         1,328,000
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $ 2,089,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $32,788,525)                  $34,669,736
Other Assets, Less Liabilities                                         10,030
-----------------------------------------------------------------------------
Net Assets - 100.0%                                               $34,679,766
-----------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------
MARCH 31, 2002
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $32,788,525)          $34,669,736
  Cash                                                              356,403
  Foreign currency, at value (identified cost, $299)                    298
  Receivable for fund shares sold                                 1,096,725
  Receivable for investments sold                                   936,729
  Interest and dividends receivable                                  28,988
  Receivable from investment adviser                                 35,081
                                                                -----------
      Total assets                                              $37,123,960
                                                                -----------
Liabilities:
  Payable for investments purchased                               2,405,781
  Payable for fund shares reacquired                                 32,864
  Payable to affiliates -
    Management fee                                                    2,729
    Distribution and service fee                                      2,820
                                                                -----------
      Total liabilities                                         $ 2,444,194
                                                                -----------
Net assets                                                      $34,679,766
                                                                ===========

Net assets consist of:
  Paid-in capital                                               $32,526,862
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                  1,881,205
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                               276,701
  Accumulated distributions in excess of net investment
    income                                                           (5,002)
                                                                -----------
      Total                                                     $34,679,766
                                                                -----------
Shares of beneficial interest outstanding                        3,100,716
                                                                 =========
Class A shares:
  Net asset value per share
    (net assets of $11,760,367 / 1,050,602 shares of
    beneficial interest outstanding)                             $11.19
                                                                 ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                   $11.87
                                                                 ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $18,820,915 / 1,683,508 shares of
    beneficial interest outstanding)                             $11.18
                                                                 ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $4,092,175 / 366,043 shares of beneficial
    interest outstanding)                                        $11.18
                                                                 ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $6,309 / 563 shares of beneficial
    interest outstanding)                                        $11.21
                                                                 ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
---------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 2002
---------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                    $   62,398
    Interest                                                         14,028
    Foreign taxes withheld                                             (312)
                                                                 ----------
      Total investment income                                    $   76,114
                                                                 ----------
  Expenses -
    Management fee                                               $   34,588
    Trustees' compensation                                            1,170
    Shareholder servicing agent fee                                   4,629
    Distribution and service fee (Class A)                            5,844
    Distribution and service fee (Class B)                           22,748
    Distribution and service fee (Class C)                            6,404
    Administrative fee                                                  724
    Registration fees                                                56,219
    Printing                                                         33,383
    Auditing fees                                                     7,250
    Legal fees                                                        4,659
    Custodian fee                                                     2,749
    Postage                                                           1,763
    Miscellaneous                                                     4,652
                                                                 ----------
      Total expenses                                             $  186,782
    Fees paid indirectly                                               (151)
    Reduction of expenses by investment adviser                    (105,517)
                                                                 ----------
      Net expenses                                               $   81,114
                                                                 ----------
        Net investment loss                                      $   (5,000)
                                                                 ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $  276,830
    Foreign currency transactions                                       (34)
                                                                 ----------
      Net realized gain on investments and foreign
         currency transactions                                   $  276,796
                                                                 ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $1,921,748
    Translation of assets and liabilities in foreign
       currencies                                                        (5)
                                                                 ----------
      Net unrealized gain on investments and foreign
          currency translation                                   $1,921,743
                                                                 ----------
        Net realized and unrealized gain on investments
           and foreign currency                                  $2,198,539
                                                                 ----------
          Increase in net assets from operations                 $2,193,539
                                                                 ==========

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
                                                                           SIX MONTHS ENDED         PERIOD ENDED
                                                                             MARCH 31, 2002  SEPTEMBER 30, 2001*
                                                                               (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income (loss)                                                $     (5,000)        $        506
  Net realized gain on investments and foreign currency
    transactions                                                                   276,796                2,085
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                         1,921,743              (40,538)
                                                                              ------------         ------------
    Increase (decrease) in net assets from operations                         $  2,193,539         $    (37,947)
                                                                              ------------         ------------
Distributions declared to shareholders -
  From net investment income (Class A)                                        $       (496)        $       --
  From net investment income (Class B)                                                --                   --
  From net investment income (Class C)                                                --                   --
  From net investment income (Class I)                                                  (1)                --
  From net realized gain on investments and foreign currency
    transactions (Class A)                                                            (826)                --
  From net realized gain on investments and foreign currency
    transactions (Class B)                                                            (996)                --
  From net realized gain on investments and foreign currency
    transactions (Class C)                                                            (368)                --
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                              (1)                --
                                                                              ------------         ------------
    Total distributions declared to shareholders                              $     (2,688)        $       --
                                                                              ------------         ------------
Net increase in net assets from fund share transactions                       $ 32,226,862         $    300,000
                                                                              ------------         ------------
      Total increase in net assets                                            $ 34,417,713         $    262,053
Net assets:
  At beginning of period                                                      $    262,053         $       --
                                                                              ------------         ------------

At end of period (including accumulated distributions in
excess of net income of $5,002 and accumulated undistributed
net investment income of $495, respectively)                                  $ 34,679,766         $    262,053
                                                                              ============         ============

*For the period from the commencement of the fund's investment operations, August 31, 2001, through September 30, 2001.

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------

                                                               SIX MONTHS ENDED              PERIOD ENDED
                                                                 MARCH 31, 2002       SEPTEMBER 30, 2001*
                                                                    (UNAUDITED)
---------------------------------------------------------------------------------------------------------
                                                                         CLASS A
---------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $ 8.74                    $10.00
                                                                         ------                    ------
Income from investment operations# -
  Net investment income(S)                                               $ 0.01                    $ 0.02
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                       2.44                     (1.28)
                                                                         ------                    ------
      Total from investment operations                                   $ 2.45                    $(1.26)
                                                                         ------                    ------
Less distributions declared to shareholders -
  From net investment income                                             $(0.00)+++                $ --
  From net realized gain on investments and foreign currency
    transactions                                                          (0.00)+++                  --
                                                                         ------                    ------
      Total distributions declared to shareholders                       $(0.00)+++                $ --
                                                                         ------                    ------
Net asset value - end of period                                          $11.19                    $ 8.74
                                                                         ======                    ======
Total return(+)                                                           28.07%++                 (12.60)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                               1.36%+                    1.00%+
  Net investment income                                                    0.31%+                    2.24%+
Portfolio turnover                                                           65%                       66%
Net assets at end of period (000 Omitted)                               $11,760                      $262

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. Prior to October 1, 2001, the distributor voluntarily waived its fee for the period indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and ratios would have been:
   Net investment loss                                                   $(0.10)                   $(0.88)
   Ratios (to average net assets):
     Expenses##                                                            3.65%+                  120.50%+
     Net investment loss                                                  (1.98)%+                (117.26)%+

  * For the period from the commencement of the fund's investment opeations, August 31, 2001, through September 30, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------
                                                                              PERIOD ENDED
                                                                          MARCH 31, 2002**
                                                                               (UNAUDITED)
------------------------------------------------------------------------------------------
                                                                                   CLASS B
------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                               $ 9.24
                                                                                    ------
Income from investment operations# -
  Net investment loss(S)                                                            $(0.02)
  Net realized and unrealized gain on investments and foreign currency                1.96
                                                                                    ------
      Total from investment operations                                              $ 1.94
                                                                                    ------
Less distributions declared to shareholders -
  From net investment income                                                        $
                                                                                      --
  From net realized gain on investments and foreign currency transactions            (0.00)+++
                                                                                    ------
      Total distributions declared to shareholders                                  $(0.00)+++
                                                                                    ------
Net asset value - end of period                                                     $11.18
                                                                                    ======
Total return 27.94%++ Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                          2.01%+
  Net investment loss                                                                (0.35)%+
Portfolio turnover                                                                      65%
Net assets at end of period (000 Omitted)                                          $18,821

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and ratios would have been:
   Net investment loss $(0.13) Ratios (to average net assets):
     Expenses##                                                                       4.30%+
     Net investment loss                                                             (2.64)%+

 ** For the period from the inception of Class B shares, November 1, 2001, through March 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------
                                                                              PERIOD ENDED
                                                                         MARCH 31, 2002***
                                                                               (UNAUDITED)
-------------------------------------------------------------------------------------------
                                                                                   CLASS C
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                               $ 9.24
                                                                                    ------
Income from investment operations# -
  Net investment loss(S)                                                            $(0.02)
  Net realized and unrealized gain on investments and foreign currency                1.96
                                                                                    ------
      Total from investment operations                                              $ 1.94
                                                                                    ------
Less distributions declared to shareholders -
  From net investment income                                                        $ --
  From net realized gain on investments and foreign currency transactions            (0.00)+++
                                                                                    ------
      Total distributions declared to shareholders                                  $(0.00)+++
                                                                                    ------
Net asset value - end of period                                                     $11.18
                                                                                    ======
Total return 27.94%++ Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                          2.01%+
  Net investment loss                                                                (0.35)%+
Portfolio turnover                                                                      65%
Net assets at end of period (000 Omitted)                                           $4,092

 (S)Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and ratios would have been:
   Net investment loss $(0.13) Ratios (to average net assets):
     Expenses##                                                                       4.30%+
     Net investment loss                                                             (2.64)%+

*** For the period from the inception of Class C shares, November 1, 2001, through March 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------

                                                                              PERIOD ENDED
                                                                        MARCH 31, 2002****
                                                                               (UNAUDITED)
-------------------------------------------------------------------------------------------
                                                                                   CLASS I
-------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                               $ 9.24
                                                                                    ------
Income from investment operations# -
  Net investment income(S)                                                          $ 0.03
  Net realized and unrealized gain on investments and foreign currency                1.94
                                                                                    ------
      Total from investment operations                                              $ 1.97
                                                                                    ------
Less distributions declared to shareholders -
  From net investment income                                                        $(0.00)+++
  From net realized gain on investments and foreign currency transactions            (0.00)+++
                                                                                    ------
      Total distributions declared to shareholders                                  $(0.00)+++
                                                                                    ------
Net asset value - end of period                                                     $11.21
                                                                                    ======
Total return 28.32%++ Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                          1.01%+
  Net investment income                                                               0.76%+
Portfolio turnover                                                                      65%
Net assets at end of period (000 Omitted)                                               $6

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment loss per share and ratios would have been: Net investment loss $(0.07) Ratios (to average net assets):
     Expenses##                                                                       3.30%+
     Net investment loss                                                             (1.53)%+

**** For the period from the inception of the Class I shares, November 1, 2001, through March 31, 2002.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Mid Cap Value Fund (the fund) is a diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, real estate investment trusts, capital losses, and amortization and accretion on debt securities.

The fund paid no distributions for the period ended September 30, 2001.

As of September 30, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

      Undistributed ordinary income                            $  2,591
      Unrealized loss                                           (40,538)

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At March 31, 2002, aggregate unreimbursed expenses amounted to $132,464.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees currently are not receiving any payments for their services for the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $7,279 for the six months ended March 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $476 for the six months ended March 31, 2002. Fees incurred under the distribution plan during the six months ended March 31, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $5 for Class B for the six months ended March 31, 2002. Fees incurred under the distribution plan during the six months ended March 31, 2002, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. During the six months ended March 31, 2002, there were no contingent deferred sales charges for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $36,103,932 and $6,360,633, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $32,788,525
                                                                  -----------
Gross unrealized appreciation                                     $ 2,151,203
Gross unrealized depreciation                                        (269,992)
                                                                  -----------
    Net unrealized appreciation                                   $ 1,881,211
                                                                  ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                     SIX MONTHS ENDED MARCH 31, 2002    PERIOD ENDED SEPTEMBER 30, 2001*
                                     -------------------------------    --------------------------------
                                          SHARES              AMOUNT             SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                            1,078,412         $11,262,909             30,000         $300,000
Shares issued to shareholders
  in reinvestment of distributions           121               1,246               --              --
Shares reacquired

                                         (57,931)           (588,787)              --              --
                                       ---------         -----------             ------         --------
    Net increase                       1,020,602         $10,675,368             30,000         $300,000
                                       =========         ===========             ======         ========

Class B shares
                                       PERIOD ENDED MARCH 31, 2002**
                                       -----------------------------
                                          SHARES              AMOUNT
--------------------------------------------------------------------
Shares sold                            1,730,531         $18,222,076
Shares issued to shareholders
  in reinvestment of distributions            79                 818
Shares reacquired                        (47,102)           (494,134)
                                       ---------         -----------
    Net increase                       1,683,508         $17,728,760
                                       =========         ===========

Class C shares
                                       PERIOD ENDED MARCH 31, 2002**
                                       -----------------------------
                                          SHARES              AMOUNT
--------------------------------------------------------------------
Shares sold                              391,043         $ 4,079,099
Shares issued to shareholders
  in reinvestment of distributions            32                 324
Shares reacquired                        (25,032)           (261,891)
                                       ---------         -----------
    Net increase                         366,043         $ 3,817,532
                                       =========         ===========

Class I shares
                                       PERIOD ENDED MARCH 31, 2002**
                                       -----------------------------
                                          SHARES              AMOUNT
--------------------------------------------------------------------
Shares sold                                  563         $     5,200
Shares issued to shareholders
  in reinvestment of distributions             0+                  2
Shares reacquired                         --                  --
                                       ---------         -----------
    Net increase                             563         $     5,202
                                       =========         ===========

 * For the period from the commencement of the fund's investment operations, August 31, 2001, through September 30, 2001.
** For the period from the inception of Class B, C, and I shares, November 1, 2001, through March 31, 2002.
 +  Number of shares was less than zero.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. There was no commitment fee allocated to the fund for the six months ended March 31, 2002. The fund had no borrowings during the period.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

(8) Change in Accounting Principle
The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.

MFS(R) MID CAP VALUE FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust XI, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/ 35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/ 35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/ 38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/ 63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/ 59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Constantinos G. Mokas+                                   business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
INVESTOR INFORMATION                                     stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your           1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information           touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a       WORLD WIDE WEB
message anytime).                                        www.mfs.com

+  MFS Investment Management

MFS(R) MID CAP VALUE FUND                                      ------------
                                                                PRSRT STD
[logo] M F S(R)                                                U.S. POSTAGE
INVESTMENT MANAGEMENT                                              PAID
                                                                   MFS
500 BOYLSTON STREET                                            ------------
BOSTON, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                            MDV-3 5/02 7.5M 1024/1224/1324/1824